DELAWARE POOLED® TRUST

The Global Fixed Income Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus
and Statement of Additional Information
dated February 28, 2012

On May 23, 2012, the Board of Trustees of Delaware Pooled Trust (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect on or about July 13, 2012 (the “Liquidation Date”). The Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the Liquidation Date.

Mondrian Investment Partners Limited will continue to serve as sub-advisor to the Portfolio until the Liquidation Date.

Prospectus:
The following information replaces the information under “Who manages the Portfolio?” in the summary section of the Portfolio’s Prospectus:

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-advisor
Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Joanna Bates	Senior Portfolio Manager	July 1999
John Kirk	Deputy Chief Executive Officer	July 1999
Christopher A. Moth	Director/Chief Investment Officer, Global Fixed Income and Currency	July 1999

The following information replaces the information included in the “Management of the Trust – Portfolio Managers” section of the Prospectus:

Joanna Bates
Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Global Fixed Income Portfolio
Ms. Bates is a graduate of London University. She joined Mondrian’s Fixed Income Team in 1997, before which she was Associate Director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Ms. Bates is a Senior Portfolio Manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Ms. Bates holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

John Kirk
Deputy Chief Executive Officer – Mondrian Investment Partners Ltd. – The Global Fixed Income Portfolio
Mr. Kirk is a Math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Mondrian in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income. Mr. Kirk started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee.

Christopher A. Moth
Director/Chief Investment Officer, Global Fixed Income and Currency – Mondrian Investment Partners Ltd. – The Global Fixed Income Portfolio
Mr. Moth is an Actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. Mr. Moth chairs the Global Fixed Income and Currency Committee meeting.

The following replaces the second paragraph under the “Management of the Trust – Investment advisers” section of the Prospectus:

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to the Portfolio pursuant to a sub-advisory agreement between Delaware, on behalf of the Trust and the Portfolio, and Mondrian (Sub-Advisory Agreement). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian's address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD.

Under the Sub-Advisory Agreement, Delaware is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolio out of its own assets. The annual rate of sub-advisory fees payable by Delaware to Mondrian under the Sub-Advisory Agreement is 0.30% of the Portfolio’s average daily net assets.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the respective Portfolio, manage the investment and reinvestment of the assets of the Portfolio with which they have agreements and make investment decisions for the Portfolio. The investment advisor was paid aggregate advisory fees during the last fiscal year (as a percentage of average daily net assets) of 0.45%.

Within the table in the “Financial highlights” section of the Prospectus, the symbol for footnote 2 is hereby moved to follow “Total return”.

Statement of additional information:
Until the Liquidation Date, the last sentence in the paragraph above the heading “Organization and Classification” in the Statement of Additional Information is replaced with the following:

Mondrian Investment Partners, Ltd. (“Mondrian”) serves as sub-advisor to The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Fixed Income Portfolios.

Until the Liquidation Date, the third paragraph under “Investment Manager and other Service Providers – Investment Manager” in the Statement of Additional information is replaced with the following:

Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Fixed Income Portfolios subject to the supervision and direction of the Trust’s Board.

Until the Liquidation Date, the footnote to the Management Fee Schedule chart under the “Investment Manager and Other Service Providers – Investment Manager” in the Statement of Additional Information is replaced with the following:

The Manager has entered into sub advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Fixed Income Portfolios. As compensation for its services as sub advisor to the Manager, Mondrian is entitled to receive sub advisory fees from the Manager equal to 0.36% of the average daily net assets of The International Equity Portfolio; 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Until the Liquidation Date, the following information is added to the chart under “Portfolio Managers – Mondrian” in the Statement of Additional Information:

A. Other Accounts Managed (as of December 31, 2011).

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Joanna Bates
Registered Investment Companies	0	$0M	0	$0
Other Pooled Investment Vehicles	10	$2,748M	0	$0
Other Accounts	15	$2,225M	0	$0
John Kirk
Registered Investment Companies	0	$0M	0	$0
Other Pooled Investment Vehicles	3	$349M	0	$0
Other Accounts	25	$6,476M	1	$70M
Christopher A. Moth
Registered Investment Companies	2	$1,107M	0	$0
Other Pooled Investment Vehicles	3	$1,665M	0	$0
Other Accounts	19	$11,010M	0	$0

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 24, 2012.